UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2011
HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 508.739.0950
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 27, 2011, HeartWare International, Inc. (Nasdaq: HTWR — ASX: HIN) issued a press release announcing that David McIntyre, Chief Financial Officer and Chief Operating Officer, plans to relocate with his family back to Australia for personal reasons and will be leaving the Company. Mr. McIntyre will continue with his responsibilities through the remainder of this year and will be available throughout 2012 to assist with Australian operations and investor relations as needed. A copy of the release is filed with this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated October 27, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.
Date: October 27, 2011	By:	/s/ Lawrence J. Knopf
		Name:	Lawrence J. Knopf
		Title:	Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated October 27, 2011.